UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2021

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 10, 2021, the independent members of the Board of Directors of Ashford Inc. (the “Company”) approved Amendment No. 1 (the “Amendment”) to the Third Amended and Restated Limited Liability Company Agreement of Ashford Hospitality Holdings LLC (a subsidiary operating partnership of the Company), dated as of November 6, 2019 (the “LLC Agreement”). The purpose of the Amendment is to create a new class of Class 2 Long-Term Incentive Partnership Units (the “Class 2 LTIP Units”) in Ashford Hospitality Holdings LLC (“AHH”), which replicate the economics of a stock option granted by the Company by converting (prior to the applicable final conversion date) into a number of long-term incentive partnership units (the “LTIP Units”) in AHH based on the appreciation in a share of the Company’s common stock over the issue price of the applicable Class 2 LTIP Unit. LTIP Units are in turn convertible into common limited partnership units of AHH, which are themselves redeemable for cash or, at the option of the Company, convertible into shares of the Company’s common stock on a 1-for-1 basis. The Amendment was approved in order to provide certain executives of the Company the opportunity to substitute historical stock options granted by the Company with Class 2 LTIP Units awarded under the Company’s 2014 Incentive Plan, as amended, with such Class 2 LTIP Units having an issue price equal to the exercise price of the applicable substituted option and a final conversion date that is the same as the expiration date of the applicable substituted option.

This summary of the LLC Agreement and the Amendment are qualified in their entirety by reference to the full text of the LLC Agreement and the Amendment, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and incorporated by reference as though fully set forth herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibit

Exhibit Number	Exhibit Description
10.1	Third Amended and Restated Limited Liability Company Agreement of Ashford Hospitality Holdings LLC, dated as of November 6, 2019.
10.2	Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement of Ashford Hospitality Holdings LLC.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel and Secretary

Dated: September 14, 2021